UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2014

bluebird bio, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35966	13-3680878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (339) 499-9300

840 Memorial Drive, 4th Floor Cambridge, MA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 7, 2014, Dr. Axel Polack notified bluebird bio, Inc. (the “Company”) of his resignation from the Company’s board of directors (the “Board”), effective immediately. Dr. Polack’s resignation was not caused by any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 8, 2014, the Board, upon the recommendation of the Company’s corporate governance and nominating committee, elected James Mandell, M.D. to the Board to fill the newly-created vacancy. In connection with his election, on January 8, 2014, the Company granted Dr. Mandell a stock option to purchase 20,000 shares of common stock with an exercise price of $21.43, the closing price of the Company’s common stock on the Nasdaq Global Market on January 8, 2014.

Dr. Mandell is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Mandell and any other persons pursuant to which he was selected as a director. Dr. Mandell has not yet been appointed to serve on any committee of the Board. Information concerning the membership of the Board’s committees is publicly available on the Company’s website at http://www.bluebirdbio.com. The Company intends to disclose changes in the membership of committees of the Board by posting this information on its website and/or in its public filings with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure

On January 9, 2014, the Company issued a press release announcing Dr. Mandell’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by bluebird bio, Inc. on January 9, 2014, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2014	bluebird bio, Inc.

	By:	/s/ Linda C. Bain
Linda C. Bain
Vice President, Finance and Business Operations, Principal Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by bluebird bio, Inc. on January 9, 2014, furnished herewith.